Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	939.08
Total Transaction Valuation	6,800,000.00
Total Offset Amount	0.00
Net Fee	$ 939.08